UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

Conservative Value Equity Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2018

This information must be preceded or accompanied by a

current prospectus. Investors should read the prospectus

carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fee return of the LSV Conservative Value Equity Fund, Institutional Class Shares, and the Russell 1000 Value Index (the benchmark) for trailing periods ending April 30, 2018, were as follows:

	6-months	1 Year	3 Years	5 Years	7 Years	10 Years
	Ended	Ended	Ended	Ended	Ended	Ended	Since
	4/30/18	4/30/18*	4/30/18*	4/30/18*	4/30/18*	4/30/18*	Inception*
LSV Conservative Value Equity Fund, Institutional Class Shares	2.59%	10.05%	8.05%	11.26%	10.95%	7.40%	5.78%
Benchmark:
Russell 1000 Value Index	1.94%	7.05%	7.66%	10.52%	10.64%	7.30%	6.01%

*Periods longer than one year are annualized; inception date is 3/30/07; net of fees.

Institutional Class Shares performance as of 3/31/18: 10.12% (1 year), 11.72% (5 year), 7.91% (10 year) and 5.85% (Annualized Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578). As stated in the Fund’s prospectus, the Fund’s gross expense ratio is 0.56%. Its net expense ratio is 0.35%. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2019.

The U.S equity market as represented by the S&P 500 Index finished up 3.82% for the six months ending April 30, 2018. Value stocks broadly underperformed across market capitalization segments based on the Russell Indices—The Russell 1000 Value Index gained 1.94% while the Russell 1000 Growth Index was up 5.68%. The LSV Conservative Value Equity Fund advanced 2.59%. U.S. equity markets advanced over the period despite the heightened volatility in recent months. Ongoing strength in economic data coupled with healthy corporate earnings and eased global trade tensions underpinned market gains. From a sector perspective, cyclical sectors generally outperformed while more defensive segments of the market lagged.

Despite the underperformance of value, the Fund was able to outperform over the period. Our comprehensive definition of value contributed positively to the results relative to the value benchmark. We define value stocks as those that are cheap on multiple measures of valuation including cash flow, earnings, book value and dividend yield. While stocks that were cheap on book value generally lagged over the last six months, stocks that were cheap on cash flow and earnings, which we favor, performed well among large cap stocks. Performance attribution indicates that both stock selection and sector selection contributed to the Fund’s relative outperformance. From a stock selection perspective, deeper value stocks within the Consumer Staples and Health Care sectors performed particularly well and our holdings outperformed. From a sector perspective, the bulk of the excess return contribution came from our overweight to the Information Technology sector as well as our underweight positions in Real Estate and Utilities. Top individual contributors included not holding Kraft Heinz and Dominion Energy as well as underweights to General Electric and Philip Morris. The Fund’s overweight positions in Valero Energy, Boeing, Seagate Technology, Best Buy, Target and Kohl’s also contributed to relative performance. Main individual detractors included not holding Occidental and Anadarko Petroleum as well as overweights to Pilgrim’s Pride, Radian Group, Mortgage Guaranty Insurance and General Motors.

The Fund continues to trade at a significant discount to the overall market as well as to the value benchmark. The Fund is trading at 11.9x forward earnings compared to 14.4x for the Russell 1000 Value Index, 1.9x book compared to 2.0x for the value benchmark and 8.7x cash flow compared to 10.8x for the value benchmark. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

levels. The Fund is currently overweight the Information Technology and Consumer Discretionary sectors while underweight Energy and Real Estate.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Index returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2018	(Unaudited)

Sector Weightings †:

†	Percentages are based on total investments.

Schedule of Investments
LSV Conservative Value Equity Fund

	Shares	Value (000)
Common Stock (99.0%)
Aerospace & Defense (1.6%)
Boeing	800	$267
Spirit AeroSystems Holdings, Cl A	5,500	442
United Technologies	9,300	1,117

		1,826

Agricultural Operations (0.6%)
Archer-Daniels-Midland	14,400	653

Agricultural Products (0.7%)
Bunge	6,300	455
Ingredion	3,100	375

		830

Air Freight & Logistics (0.4%)
FedEx	1,900	470

Aircraft (2.2%)
Alaska Air Group	3,800	247
American Airlines Group	7,600	326
Delta Air Lines	19,300	1,008
Southwest Airlines	8,000	423
United Continental Holdings*	8,000	540

		2,544

Apparel Retail (0.3%)
Foot Locker	3,500	151
Gap	6,400	187

		338

Apparel/Textiles (0.4%)
Michael Kors Holdings*	7,200	493

Asset Management & Custody Banks (1.9%)
Ameriprise Financial	3,400	477
Bank of New York Mellon	21,400	1,166

LSV Conservative Value Equity Fund

	Shares	Value (000)
Asset Management & Custody Banks (continued)
State Street	6,300	$629

		2,272

Automotive (3.1%)
American Axle & Manufacturing Holdings*	12,100	186
BorgWarner	9,800	480
Cooper Tire & Rubber	7,900	193
Ford Motor	79,100	889
General Motors	28,100	1,033
Goodyear Tire & Rubber	16,700	419
Lear	2,200	411

		3,611

Banks (12.0%)
Bank of America	111,800	3,345
CIT Group	7,500	397
Citizens Financial Group	15,800	656
Fifth Third Bancorp	14,400	478
JPMorgan Chase	34,800	3,786
Keycorp	22,700	452
PNC Financial Services Group	7,800	1,136
Regions Financial	35,800	669
SunTrust Banks	13,300	888
US Bancorp	7,300	368
Wells Fargo	34,300	1,782

		13,957

Biotechnology (2.3%)
Amgen	8,400	1,466
Biogen*	1,800	492
Gilead Sciences	9,900	715

		2,673

Broadcasting, Newspapers & Advertising (0.1%)
TEGNA	8,600	91

Building & Construction (0.3%)
Owens Corning	5,700	373

Cable & Satellite (0.4%)
Comcast, Cl A	16,000	502

Chemicals (2.3%)
Celanese, Cl A	5,100	554
DowDuPont	5,000	316
Eastman Chemical	7,300	745
Huntsman	14,100	420
LyondellBasell Industries, Cl A	5,800	614

		2,649

Commercial Printing (0.0%)
LSC Communications	1,262	22

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2018	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Commercial Printing (continued)
RR Donnelley & Sons	3,366	$29

		51

Computer & Electronics Retail (0.7%)
Best Buy	9,400	719
GameStop, Cl A	5,600	77

		796

Computers & Services (4.3%)
Apple	3,700	612
CA	11,000	383
DXC Technology	3,109	320
Hewlett Packard Enterprise	36,200	617
HP	39,300	845
International Business Machines	6,300	913
Oracle	12,600	575
Seagate Technology	8,000	463
Western Digital	4,300	339

		5,067

Consumer Discretionary (1.1%)
Procter & Gamble	17,400	1,259

Diversified REIT’s (0.2%)
Select Income	13,600	258

Drug Retail (0.8%)
Walgreens Boots Alliance	14,800	983

Electrical Components & Equipment (0.9%)
Eaton	6,100	458
Energizer Holdings	9,600	550

		1,008

Electrical Services (4.4%)
Ameren	7,900	463
Edison International	5,900	386
Entergy	8,700	710
Exelon	25,700	1,020
FirstEnergy	19,100	657
General Electric	41,300	581
Pinnacle West Capital	4,000	322
Public Service Enterprise Group	13,500	704
SCANA	6,500	239

		5,082

Financial Services (5.2%)
Capital One Financial	9,000	816
Citigroup	34,700	2,369
Discover Financial Services	6,600	470
Goldman Sachs Group	3,800	906
Morgan Stanley	25,600	1,321

LSV Conservative Value Equity Fund

	Shares	Value (000)
Financial Services (continued)
Navient	17,400	$231

		6,113

Food, Beverage & Tobacco (1.9%)
JM Smucker	6,300	719
Philip Morris International	7,400	607
Pilgrim’s Pride*	14,600	315
Tyson Foods, Cl A	8,100	568

		2,209

General Merchandise Stores (0.9%)
Target	14,800	1,074

Health Care Distributors (0.8%)
Cardinal Health	5,000	321
McKesson	3,800	593

		914

Health Care Equipment (0.4%)
Medtronic	6,100	489

Health Care Facilities (0.2%)
LifePoint Health*	4,900	235

Health Care REIT’s (0.2%)
Senior Housing Properties Trust	15,800	246

Health Care Services (1.3%)
Express Scripts Holding*	12,900	977
HCA Holdings	6,000	574

		1,551

Homefurnishing Retail (0.1%)
Bed Bath & Beyond	6,300	110

Hotels & Lodging (0.8%)
Royal Caribbean Cruises	3,900	422
Wyndham Worldwide	4,000	457

		879

Household Products, Furniture & Fixtures (0.4%)
Whirlpool	3,200	496

Insurance (7.3%)
Aetna	6,100	1,092
Aflac	7,400	337
Allstate	8,700	851
American International Group	6,100	342
Anthem	3,200	755
Brighthouse Financial*	1,390	71
Hartford Financial Services Group	9,100	490
Lincoln National	8,500	600

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2018	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Insurance (continued)
MetLife	15,300	$729
Principal Financial Group	8,100	480
Prudential Financial	9,600	1,021
Travelers	5,000	658
Unum Group	9,900	479
XL Group	10,400	578

		8,483

Machinery (1.0%)
AGCO	4,900	307
Cummins	3,100	496
Oshkosh	4,400	317

		1,120

Metal & Glass Containers (0.2%)
Owens-Illinois*	13,600	276

Mortgage REIT’s (0.2%)
Annaly Capital Management	26,400	274

Motorcycle Manufacturers (0.2%)
Harley-Davidson	5,400	222

Multimedia (0.8%)
Time Warner	7,400	702
Viacom, Cl B	8,400	253

		955

Multi-Sector Holdings (3.0%)
Berkshire Hathaway, Cl B*	17,900	3,468

Office Electronics (0.3%)
Xerox	10,000	315

Office Equipment (0.1%)
Pitney Bowes	12,900	132

Office REIT’s (0.2%)
Mack-Cali Realty	13,700	235

Oil & Gas Equipment & Services (0.5%)
McDermott International*	48,700	321
Schlumberger	4,400	302

		623

Paper & Paper Products (0.3%)
Domtar	7,800	342

Paper Packaging (0.7%)
International Paper	6,800	351
WestRock	7,900	467

		818

Petroleum & Fuel Products (8.0%)
Andeavor	3,300	456

LSV Conservative Value Equity Fund

	Shares	Value (000)
Petroleum & Fuel Products (continued)
Chevron	13,800	$1,727
ConocoPhillips	8,900	583
ExxonMobil	38,900	3,025
Marathon Petroleum	14,400	1,079
Murphy Oil	16,800	506
Phillips 66	2,600	289
Valero Energy	13,300	1,475
World Fuel Services	7,700	165

		9,305

Pharmaceuticals (6.2%)
AbbVie	5,100	493
Johnson & Johnson	20,800	2,631
Merck	23,800	1,401
Pfizer	73,100	2,676

		7,201

Printing & Publishing (0.0%)
Gannett	4,300	42

Railroads (0.3%)
Norfolk Southern	2,600	373

Reinsurance (0.8%)
Everest Re Group	1,700	395
Reinsurance Group of America, Cl A	3,600	538

		933

Retail (2.8%)
Dick’s Sporting Goods	10,900	361
Kohl’s	8,200	509
Kroger	19,400	489
Lowe’s	4,400	363
Macy’s	6,000	186
Walmart	15,400	1,362

		3,270

Retail REIT’s (0.2%)
Washington Prime Group	30,900	200

Semi-Conductors/Instruments (4.7%)
Applied Materials	9,500	472
Intel	59,900	3,092
Lam Research	3,300	611
Micron Technology*	16,500	759
QUALCOMM	11,200	571

		5,505

Specialized REIT’s (1.5%)
Hospitality Properties Trust	13,200	328
LaSalle Hotel Properties	8,000	236
Omega Healthcare Investors	12,500	325
Spirit Realty Capital	53,500	431

The accompanying notes are an integral part of the financial statements

Schedule of Investments

April 30, 2018	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Specialized REIT’s (continued)
Xenia Hotels & Resorts	23,800	$490

		1,810

Technology Distributors (0.3%)
Tech Data*	4,200	320

Telephones & Telecommunications (5.7%)
AT&T	51,100	1,671
Cisco Systems	57,100	2,529
Corning	19,700	532
Juniper Networks	19,100	470
Verizon Communications	28,600	1,411

		6,613

Thrifts & Mortgage Finance (0.5%)
MGIC Investment*	31,000	311
Radian Group	22,900	327

		638

TOTAL COMMON STOCK (Cost $90,753)		115,575

	Face Amount (000)
Repurchase Agreement (1.0%)
Morgan Stanley 1.560%, dated 04/30/18, to be repurchased on 05/01/18, repurchased price $1,142 (collateralized by various U.S. Treasury Notes, par values ranging from $0 - $523, 0.000% - 2.750%, 10/04/18 – 02/15/28; with a total market value of $1,164)	$1,142	1,142

TOTAL REPURCHASE AGREEMENT (Cost $1,142)		1,142

Total Investments – 100.0% (Cost $91,894)		$116,717

Percentages are based on Net Assets of $116,717 (000).

*   Non-income producing security.

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2018, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$115,575	$—	$—	$115,575
Repurchase Agreements	—	1,142	—	1,142

Total Investments in Securities	$115,575	$1,142	$—	$116,717

For the six months ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the six months ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 —Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)

April 30, 2018	(Unaudited)

	LSV Conservative
	Value Equity Fund
Assets:
Investments at Value (Cost $91,894)	$116,717
Dividends and Interest Receivable	141
Prepaid Expenses	23

Total Assets	116,881

Liabilities:
Payable for Capital Shares Redeemed	119
Payable due to Investment Adviser	18
Payable due to Administrator	6
Payable due to Trustees	1
Payable due to Distributor	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	20

Total Liabilities	164

Net Assets	$116,717

Net Assets Consist of:
Paid-in Capital	$93,460
Undistributed Net Investment Income	777
Accumulated Net Realized Loss on Investments	(2,343)
Net Unrealized Appreciation on Investments	24,823

Net Assets	$116,717

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($116,618 ÷ 8,916,869 shares)(1)	$13.08

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($99 ÷ 7,578 shares)(1)	$13.02	*

(1)	Shares have not been rounded.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)

For the six months ended April 30, 2018	(Unaudited)

LSV Conservative
Value Equity Fund
Investment Income:
Dividend Income	$1,457
Interest Income	5

Total Investment Income	1,462

Expenses:
Investment Advisory Fees	227
Administration Fees	34
Trustees’ Fees	1
Chief Compliance Officer Fees	—
Distribution Fees - Investor Class	—
Transfer Agent Fees	29
Registration and Filing Fees	16
Professional Fees	5
Custodian Fees	4
Printing Fees	3
Insurance and Other Fees	4

Total Expenses	323
Less: Waiver of Investment Advisory Fees	(115)
Less: Fees Paid Indirectly — (see Note 4)	—

Net Expenses	208

Net Investment Income	1,254

Net Realized Gain on Investments	1,946
Net Change in Unrealized Appreciation (Depreciation) on Investments	(42)

Net Realized and Unrealized Gain on Investments	1,904

Net Increase in Net Assets Resulting from Operations	$3,158

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2018 (Unaudited)

And for the year ended October 31, 2017

	LSV Conservative Value Equity Fund
	11/1/2017 to	11/1/2016 to
	04/30/2018	10/31/2017
Operations:
Net Investment Income	$1,254	$2,309
Net Realized Gain on Investments	1,946	4,413
Net Change in Unrealized Appreciation (Depreciation) on Investments	(42)	13,321

Net Increase in Net Assets Resulting from Operations	3,158	20,043

Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(2,369)	(2,348)
Investor Class Shares	(2)	(2)

Total Dividends and Distributions	(2,371)	(2,350)

Capital Share Transactions:
Institutional Class Shares:
Issued	8,944	19,063
Reinvestment of Dividends and Distributions	2,331	2,336
Redeemed	(12,422)	(14,730)

Net Increase (Decrease) from Institutional Class Shares Transactions	(1,147)	6,669

Investor Class Shares:
Issued	30	44
Reinvestment of Dividends and Distributions	2	2
Redeemed	(32)	(5)

Net Increase from Investor Class Shares Transactions	—	41

Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(1,147)	6,710

Total Increase (Decrease) in Net Assets	(360)	24,403

Net Assets:
Beginning of Period	117,077	92,674

End of Year/Period (including undistributed net investment income of $777 and $1,894, respectively)	$116,717	$117,077

Shares Transactions:
Institutional Class:
Issued	654	1,567
Reinvestment of Dividends and Distributions	173	198
Redeemed	(911)	(1,208)

Total Institutional Class Share Transactions	(84)	557

Investor Class:
Issued	2	4
Reinvestment of Dividends and Distributions	—	—
Redeemed	(2)	—

Total Investor Class Share Transactions	—	4

Net Increase (Decrease) in Shares Outstanding	(84)	561

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period For the six months ended April 30, 2018 (Unaudited) and the years or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income (1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV Conservative Value Equity Fund
Institutional Class Shares

2018*	$13.00	$0.14	$0.21	$0.35	$(0.27)	$—	$(0.27)	$13.08	2.59%	$116,618	0.35%	0.54%	2.10%	6%
2017	10.97	0.26	2.05	2.31	(0.28)	—	(0.28)	13.00	21.31	116,979	0.35	0.56	2.17	19
2016	10.81	0.28	0.13	0.41	(0.25)	—	(0.25)	10.97	3.87	92,629	0.35	0.59	2.64	17
2015	12.29	0.25	(0.17)	0.08	(0.23)	(1.33)	(1.56)	10.81	0.29	89,498	0.35	0.60	2.25	15
2014	10.74	0.23	1.53	1.76	(0.21)	—	(0.21)	12.29	16.61	79,170	0.35	0.56	2.02	26
2013	8.26	0.21	2.49	2.70	(0.22)	—	(0.22)	10.74	33.60	153,794	0.35	0.52	2.25	15
Investor Class Shares
2018*	$12.93	$0.12	$0.21	$0.33	$(0.24)	$—	$(0.24)	$13.02	2.50%	$99	0.60%	0.79%	1.86%	6%
2017	10.93	0.23	2.03	2.26	(0.26)	—	(0.26)	12.93	20.92	98	0.60	0.81	1.88	19
2016	10.78	0.25	0.13	0.38	(0.23)	—	(0.23)	10.93	3.60	45	0.60	0.84	2.39	17
2015	12.28	0.22	(0.17)	0.05	(0.22)	(1.33)	(1.55)	10.78	0.05	37	0.60	0.86	1.97	15
2014**	12.01	0.07	0.20	0.27	—	—	—	12.28	2.25	6	0.60	0.86	1.46	26

*	For the six-month period ended April 30, 2018. All ratios for the period have been annualized.
**	Commenced operations on June 10, 2014. All ratios for the period have been annualized
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

April 30, 2018	(Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the LSV Conservative Value Equity Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks of medium to large U.S. companies which are out of favor in the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “read-

ily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2018, there were no securities valued in accordance with the Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the low-

Notes to Financial Statements

April 30, 2018	(Unaudited)

est significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2018, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 as amended and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2018, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income— Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements—In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

Notes to Financial Statements

April 30, 2018	(Unaudited)

At April 30, 2018, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(2)	Net Amount
Morgan Stanley	$1,142	$1,142	$-	$-

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders— Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2018, the Fund paid $34,301 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the six months ended April 30, 2018, the Fund incurred $141 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2018, the Fund earned $25 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.38% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.35% and 0.60% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2019.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2018, were as follows (000):

Purchases	$6,855
Sales	$8,597

Notes to Financial Statements

April 30, 2018	(Unaudited)

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in-capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the six months ended October 31, 2017 and 2016 was as follows:

Ordinary Income
2017	$2,350
2016	2,079

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,896

Capital Loss Carryforward	(4,248)

Other Temporary Differences	(2)

Unrealized Appreciation	24,824

Total Distributable Earnings	$22,470

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RIC Mod losses”), may be carried forward for a maximum of eight years and applied against future capital gains. The Fund has the following pre-RIC Mod losses which expire on the following dates except that the carryforwards may be subject to annual limitations (000):

Expires 10/31/18	Expires 10/31/19	Total
$2,028	$2,220	$4,248

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

During the year ended October 31, 2017, $4,388 (000) of capital loss carryforwards were utilized to offset capital gains. As of October 31, 2017, $4,459 (000) of capital loss carryforwards has expired.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2018, were as follows (000):

	Aggregated	Aggregated
	Gross	Gross	Net
Federal	Unrealized	Unrealized	Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$91,894	$29,834	$(5,011)	$24,823

8.	Concentration of Risks:

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Medium and Small-Capitalization Company Risk –Medium and Small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited operating histories, product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

9.	Other:

At April 30, 2018, 95% of total shares outstanding for the Investor Class Shares were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding. At April 30, 2018, 85% of total shares outstanding for the Institutional Class Shares were held by one record shareholder owning 9% or greater of the aggregate total shares outstanding. These were comprised of omnibus accounts.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against

Notes to Financial Statements

April 30, 2018	(Unaudited)

the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2017 to April 30, 2018.

The table below illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a$1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/01/17	04/30/18	Ratios	Period*
LSV Conservative Value Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$1,025.90	0.35%	$1.76
Investor Class Shares	1,000.00	1,025.00	0.60	3.01

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,023.06	0.35%	$1.76
Investor Class Shares	1,000.00	1,021.88	0.60	3.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 28, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations,

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Conservative Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Funds Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-SA-004-1200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018